2020 Earnings Results Webcast and Conference Call

Wednesday, March 31, 2021 – 5:00 PM Eastern
OTCQB: BLGO Westminster, CA

Safe Harbor Statement

The statements contained herein, which are not historical, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, the risks and uncertainties included in BioLargo's current and future filings with the Securities and Exchange Commission, including those set forth in BioLargo's Annual Report on Form 10-K. This presentation includes estimates of market size, revenue per client site and revenue based upon customer adoption rates. All such statements are forward-looking statements and, although based upon assumptions the Company believes to be reasonable, are not projections of actual revenue or earnings which may be substantially less. There can be no guaranty that any national account customer adopts the use of our products and we cannot predict the adoption rate, if any, by our customers and potential customers. Revenue per customer site may be affected by many factors, including but not limited due to distribution, price competition, fluctuating supplier pricing, size, population density, location and weather.

BioLargo Solves Tough Problems with Top Technologies

BioLargo
We Make Life Better

BioLargo Engineering, Science & Technologies

BioLargo Water

ONM Environmental Products and Services

Environmental Group

CLYRA Medical Technologies Inc

Medical Division (minority interest + IP license/royalty)

The Hardest Work is Done

- 80 grants, 20 patents
- Technologies validated at commercial scale
- Early adoption and key partnerships forming

Garratt CALLAHAN
Water Treatment Expertise Since 1904

CENTRE DES TECHNOLOGIES DE L'EAU

DOE
Citizens Gas
Union Carbide
ENREMA
Proton Power
HAVCO
DOD
USAF
Schlegel
TSCAi
Moss Landing
US Army
Picatinny Arsenal
Major Waste Handlers
Lamb Weston

SUNWORKS FARM

Revenue climbing, debt decreasing


Quarterly Revenue
$1000K
$900K
$800K
$700K
$600K
$500K
$400K
$300K
$200K
$100K
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2017 2018 2019 2020
All BioLargo
BioLargo without Clyra
Clyra

≅ **$2.4 M revenue generated 2020**


Debt[1]
$8 M
$7 M
$6 M
$5 M
$4 M
$3 M
$2 M
$1 M
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2017 2018 2019 2020
All BioLargo
BioLargo without Clyra
Clyra

Of the fixed price convertible debt, $100K will convert to equity automatically at the April 20, 2021 maturity date, the $406K due in August 2021 may be converted by the investors at a fixed price of $0.14 at any time, and $50K is due in two years.

Stock & Financial Snapshot

Numbers as of March 31, 2020	
Price per Share:	$0.20
52-Wk Range:	$0.10 to $0.35
Avg. Daily Vol (over 3 months):	865,000 shares
Shares Issued:	239 M
Market Cap:	$48 M
Cash:	$1.2 M
Convertible Debt[1]:	$456,000

- Record revenue +31% to $2.4M for 2020
- $900,000 revenue in Q4 2020
- Reduced debt obligations by over $2.8M in 2020
- March 2021: paid off $650,000 of debt
- Non-cash charges to earnings were 56% of company's total net loss
- Effects of consolidation on P&L

[1]$456k due August convertible at holder's option at $.14 **Does not include debt owed by partially owned subsidiary Clyra Medical Technologies*
*$50,000 due 2023 - *$100,000 converts April 20, 2021 - *$313,000 PPP loans (reflects $43,000 forgiveness in March) -*$150,000 EIDL loan with 30-year maturity date

2020 Accomplishments

- Increased revenue
- Developed and refined new environmental technologies
- Formalized strategic relationships and partnerships
- Key demonstration pilots for AOS
- Regulatory registration work
- Survived and thrived through COVID

Water Treatment Technology





AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

PFAS Treatment Technology


BioLargo
Proven
Professionals


AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR
VS
CARBON FILTRATION/
MEDIA FILTRATION
VS
AEC HAS LOWER OPERATION AND MAINTENANCE COSTS
AEC is faster and more energy-efficient than standard filtration.
POTABLE WATER
GROUNDWATER REMEDIATION
WASTEWATER
VS
POTABLE WATER
AEC IS VERSATILE
AEC can work on multiple water streams alone or in conjunction with other water treatment technologies.
VS
HAZARDOUS WASTE
AEC IS ENVIRONMENTALLY FRIENDLY
AEC produces less than 1/10 the PFAS-laden waste of carbon filtration.
BioLargo
We Make Life Better

CupriDyne CLEAN

Industrial Air Quality Control Solutions


EcoMist
SYSTEM










DAF

Catalysts to Look for Over the Next 12 Months

- Aiming for company-wide cash flow positive with launch of water technologies
- Garratt-Callahan partnership rollout
- PFAS treatment pilots with industry leading municipal clients
- $600K+ first project for AOS water technology
- Major new opportunities in environmental technologies & services
- International publications and accolades

OTCQB: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com

The BioLargo
Family of Companies

BioLargo
We Make Life Better

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.


Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

ONM ENVIRONMENTAL
BioLargo Water
BioLargo
CLYRA